UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 15, 2013
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11
(Exact name of issuing entity)

Bank of America, National Association
Morgan Stanley Mortgage Capital Holdings LLC
CIBC Inc.
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177707-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bank of America Tower One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-1767

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On August 15, 2013, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2013 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor, of Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11 (the “Certificates”).  The Class A-1, Class A-2, Class A-AB, Class A-3, Class A-4, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and CIBC World Markets Corp., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 1, 2013, among the Registrant, Bank of America, National Association (“BANA”) and the Underwriters.

On August 1, 2013, the Class X-B, Class D, Class E, Class F, Class G, Class H, Class J and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of August 1, 2013, among the Registrant, BANA and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, a common law trust fund formed on August 15, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are thirty-eight (38) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-two (72) commercial, multifamily and manufactured housing mortgaged properties.  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Bank of America, National Association, Morgan Stanley Mortgage Capital Holdings LLC and CIBC Inc.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $743,933,000, on August 1, 2013. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $3,986,988, were approximately $755,526,777.  Of the expenses paid by the Registrant, none were paid directly to affiliates of the Registrant, none were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $100,000 were expenses paid to or for the Underwriters and $3,886,988 were other expenses.  All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate principal amount of $112,393,746, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing

Date August 9, 2013) (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus Supplement, dated August 1, 2013, to the accompanying Prospectus, dated July 29, 2013.  The related registration statement (file no. 333-177707) was originally declared effective on February 2, 2012.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.         Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of August 1, 2013, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 15, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 15, 2013 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2013	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ David S. Fallick
Name: David S. Fallick
Title: Senior Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of August 1, 2013, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 15, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 15, 2013 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)